                                                                   EXHIBIT 10(b)

       THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES
           THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

                         THE SCOTTS MIRACLE-GRO COMPANY
                          2006 LONG-TERM INCENTIVE PLAN

                         AWARD AGREEMENT FOR EMPLOYEES

          [FORM OF AWARD] AWARDED TO [GRANTEE'S NAME] ON [GRANT DATE]

The Scotts Miracle-Gro Company ("Company") and its shareholders believe that their business interests are best served by ensuring that you have an opportunity to share in the Company's business success. To this end, the Company adopted and its shareholders approved The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan ("Plan") through which key employees, like you, may acquire (or share in the appreciation of) common shares of the Company.

We cannot guarantee that the value of your Award (or the value of the common shares you acquire through an Award) will increase. This is because the value of the Company's common shares is affected by many factors. However, the Company believes that your efforts contribute to the value of the Company's common shares and that the Plan (and the Awards made through the Plan) is an appropriate means of sharing with you the value of your contribution to the Company's business success.

This Award Agreement describes the type of Award that you have been granted and the conditions that must be met before you may receive the value associated with your Award. To ensure you fully understand these terms and conditions, you should:

      - Read the Plan and the Plan's Prospectus carefully to ensure you understand how the Plan works;

      - Read this Award Agreement carefully to ensure you understand the nature of your Award and what you must do to earn it; and

      - Contact [Contact's Name at Company], [Contact's Title] at [Telephone Number] if you have any questions about your Award. Or, you may send a written inquiry to the address shown below:

                  The Scotts Miracle-Gro Company
                  Attention: [Contact's Name at Company]
                  [Contact's Title]
                  14111 Scottslawn Road
                  Marysville, Ohio 43041

Also, no later than [30 Days Post Grant Date], you must return a signed copy of this Award Agreement to:

                  [Third Party Administrator]
                  Attention: [TPA Contact's Name]
                  [Contact's Address]

                  [TPA Telephone Number]

If you do not do this, your Award will be forfeited and you will not be entitled to receive anything on account of this Award.

Section 409A of the Internal Revenue Code ("Section 409A") imposes substantial penalties on persons who receive some forms of deferred compensation (see the Plan's Prospectus for more information about these penalties). Your Award has been designed to avoid these penalties. However, because the Internal Revenue Service ("IRS") has not yet issued final rules fully defining the effect of
Section 409A, it is possible that your Award Agreement must be revised after the IRS issues these rules if you are to avoid these penalties. As a condition of accepting this Award, you must agree to accept those revisions, without any further consideration, even if those revisions change the terms of your Award and reduce its value or potential value.

                   DESCRIPTION OF YOUR RESTRICTED STOCK UNITS

YOU HAVE BEEN AWARDED [NUMBER GRANTED] RESTRICTED STOCK UNITS (OR "RSUS"). If you satisfy the conditions described in this Award Agreement, the Plan and the Prospectus, you will be issued [Number Granted] common shares of the Company. You also must arrange to pay any taxes due on settlement.

                         WHEN YOUR RSUS WILL BE SETTLED

Normally, on [Vesting Date] ("Settlement Date"), the Company will ascertain if you have satisfied the conditions imposed on your RSUs. If you have not, your RSUs will be forfeited. If you have, as soon as administratively practicable after [Vesting Date], [Number Granted] common shares will be distributed to you.

The restrictions imposed on your RSUs normally will be met if you are actively employed by the Company or any Affiliate or Subsidiary (as defined in the Plan) on [Vesting Date] and all other conditions described in this Award Agreement, the Plan and the Prospectus are met.

                           TAX TREATMENT OF YOUR RSUS

The federal income tax treatment of your RSUs is discussed in the Plan's Prospectus.

                                      *****

                          GENERAL TERMS AND CONDITIONS

YOU WILL FORFEIT YOUR RSUS IF YOUR EMPLOYMENT ENDS

Normally, your RSUs will be settled on the date shown earlier in this Award Agreement. However, the unvested portion of your RSUs will be forfeited if you terminate employment before [Vesting Date].

YOU MAY FORFEIT YOUR RSUS IF YOU ENGAGE IN CONDUCT THAT IS HARMFUL TO THE COMPANY (OR ANY AFFILIATE OR SUBSIDIARY)

You also will forfeit any outstanding RSUs and must return to the Company all common shares and other amounts you have received through the Plan if, without our consent, you do any of the following within 180 days before and 730 days after terminating employment:

      [a] You serve (or agree to serve) as an officer, director, consultant or employee of any proprietorship, partnership, corporation or other entity or become the owner of a business or a member of a partnership that competes with any portion of the Company's (or any Affiliate's or Subsidiary's) business with which you have been involved any time within five years before termination of employment or render any service (including, without limitation, advertising or business consulting) to entities that compete with any portion of the Company's (or any Affiliate's or Subsidiary's) business with which you have been involved any time within five years before termination of employment;

      [b] You refuse or fail to consult with, supply information to or otherwise cooperate with the Company or any Affiliate or Subsidiary after having been requested to do so;

      [c] You deliberately engage in any action that the Company concludes has caused substantial harm to the interests of the Company or any Affiliate or Subsidiary;

      [d] On your own behalf or on behalf of any other person, partnership, association, corporation or other entity, you solicit or in any manner attempt to influence or induce any employee of the Company or any Affiliate or Subsidiary to leave the Company's or any Affiliate's or Subsidiary's employment or use or disclose to any person, partnership, association, corporation or other entity any information obtained while an employee of the Company or any Affiliate or Subsidiary concerning the names and addresses of the Company's and any Affiliate's or Subsidiary's employees;

      [e] You disclose confidential and proprietary information relating to the Company's or any Affiliate's or Subsidiary's business affairs ("Trade Secrets"), including technical information, product information and formulae, processes, business and marketing plans, strategies, customer information and other information concerning the Company's or any Affiliate's or Subsidiary's products, promotions, development, financing, expansion plans, business policies and practices, salaries and benefits and other forms of information considered by the Company or any Affiliate or Subsidiary to be proprietary and confidential and in the nature of Trade Secrets;

      [f] You fail to return all property (other than personal property), including keys, notes, memoranda, writings, lists, files, reports, customer lists, correspondence, tapes, disks, cards, surveys, maps, logs, machines, technical data, formulae or any other tangible property or document and any and all copies, duplicates or reproductions that you have produced or received or have otherwise been submitted to you in the course of your employment with the Company or any Affiliate or Subsidiary; or

      [g] You engaged in conduct that the Committee (as defined in the Plan) reasonably concludes would have given rise to a termination for "cause" (as defined in the Plan) had it been discovered before you terminated employment.

YOUR RSUS MAY VEST EARLIER THAN DESCRIBED ABOVE. Normally, your RSUs will vest only in the circumstances described above. However, if there is a "Change in Control" (as defined in the Plan), your RSUs may vest earlier. You should read the Plan and the Prospectus carefully to ensure that you understand how this may happen.

RIGHTS BEFORE YOUR RSUS VEST: You may not vote, or receive any dividends associated with the common shares underlying your RSUs.

BENEFICIARY DESIGNATION: You may name a beneficiary or beneficiaries to receive any RSUs that are settled after you die. This may be done only on the attached Beneficiary Designation Form and by following the rules described in that Form. The Beneficiary Designation Form need not be completed now and is not required as a condition of receiving your Award. If you die without completing a Beneficiary Designation Form or if you do not complete that Form correctly, your beneficiary will be your surviving spouse or, if you do not have a surviving spouse, your estate.

TRANSFERRING YOUR RSUS: Normally your RSUs may not be transferred to another person. However, you may complete a Beneficiary Designation Form to name the person to receive any RSUs that are settled after you die. Also, the Committee may allow you to place your RSUs into a trust established for your benefit or the benefit of your family. Contact [Third Party Administrator] at [TPA Telephone Number] or at the address given below if you are interested in doing this.

GOVERNING LAW: This Award Agreement will be construed in accordance with and governed by the laws of the United States and of the State of Ohio (other than laws governing conflicts of laws).

OTHER AGREEMENTS: Also, your RSUs will be subject to the terms of any other written agreements between you and the Company or any Affiliate or Subsidiary to the extent that those other agreements do not directly conflict with the terms of the Plan or this Award Agreement.

ADJUSTMENTS TO YOUR RSUS: Your RSUs will be adjusted, if appropriate, to reflect any change to the Company's capital structure (e.g., the number of your RSUs will be adjusted to reflect a stock split).

OTHER RULES: Your RSUs also are subject to more rules described in the Plan and in the Plan's Prospectus. You should read both of these documents carefully to ensure you fully understand all the terms and conditions of the grant of RSUs made to you under this Award Agreement.

                                      *****

You may contact [Third Party Administrator] at [TPA Telephone Number] or at the address given below if you have any questions about your Award or this Award Agreement.

                     YOUR ACKNOWLEDGMENT OF AWARD CONDITIONS

Note: You must sign and return a copy of this Award Agreement to [Third Party Administrator] at the address given below no later than [30 Days Post Grant Date].

By signing below, I acknowledge and agree that:

      -     A copy of the Plan has been made available to me;

      -     I have received a copy of the Plan's Prospectus;

      - I understand and accept the conditions placed on my Award and understand what I must do to earn my Award;

      - I will consent (on my own behalf and on behalf of my beneficiaries and without any further consideration) to any necessary change to my Award or this Award Agreement to comply with any law and to avoid paying penalties under Section 409A of the Internal Revenue Code, even if those changes affect the terms of my Award and reduce their value or potential value; and

      - If I do not return a signed copy of this Award Agreement to the address shown below on or before [30 Days Post Grant Date], my Award will be forfeited and I will not be entitled to receive anything on account of this Award.

[Grantee's Name]                     THE SCOTTS MIRACLE-GRO COMPANY

BY:__________________________________         BY:_______________________________

Date signed: ________________________         Name:____________________________

                                              Title:___________________________

                                              Date signed:______________________

A signed copy of this Award Agreement must be sent to the following address no later than [30 Days Post Grant Date]:

                  [Third Party Administrator]
                  Attention: [TPA Contact's Name]
                  [Contact's Address]

                  [TPA Telephone Number]

After it is received, The Scotts Miracle-Gro Company 2006 Long-Term Incentive
 Plan Committee will acknowledge receipt of your signed Award Agreement.

                     DESCRIPTION OF YOUR PERFORMANCE SHARES

YOU HAVE BEEN AWARDED [NUMBER GRANTED] PERFORMANCE SHARES. If you satisfy the conditions described in this Award Agreement, the Plan and the Prospectus, you will be issued [Number Granted] common shares of the Company. Federal income tax rules apply to Performance Shares. You also must arrange to pay any taxes due on settlement.

                  WHEN YOUR PERFORMANCE SHARES WILL BE SETTLED

Normally, on [Vesting Date], the Committee (as defined in the Plan) will ascertain if you have satisfied the conditions imposed on your Performance Shares. If you have not, your Performance Shares will be forfeited. If you have, as soon as administratively practicable after [Vesting Date], these common shares will be distributed to you.

The restrictions imposed on your Performance Shares normally will be met only if you

Insert description of performance conditions based on the Performance Criteria enumerated in the Plan.

                           TAX TREATMENT OF YOUR AWARD

The federal income tax treatment of your Award is discussed in the Plan's Prospectus.

                                      *****

                          GENERAL TERMS AND CONDITIONS

YOU WILL FORFEIT YOUR PERFORMANCE SHARES IF YOUR EMPLOYMENT ENDS

Normally, your Performance Shares will be settled on the date shown earlier in this Award Agreement. However, the unvested portion of your Award will be forfeited if you terminate employment before [Vesting Date].

YOU MAY FORFEIT YOUR PERFORMANCE SHARES IF YOU ENGAGE IN CONDUCT THAT IS HARMFUL TO THE COMPANY (OR ANY AFFILIATE OR SUBSIDIARY)

You also will forfeit any outstanding Performance Shares and must return to the Company all common shares and other amounts you have received through the Plan if, without our consent, you do any of the following within 180 days before and 730 days after terminating employment:

      [a] You serve (or agree to serve) as an officer, director, consultant or employee of any proprietorship, partnership, corporation or other entity or become the owner of a business or a member of a partnership that competes with any portion of the Company's (or any Affiliate's or Subsidiary's) business with which you have been involved any time within five years before termination of employment or render any service (including, without limitation, advertising or business consulting) to entities that compete with any portion of the Company's (or any Affiliate's or Subsidiary's) business with which you have been involved any time within five years before termination of employment;

      [b] You refuse or fail to consult with, supply information to or otherwise cooperate with the Company or any Affiliate or Subsidiary after having been requested to do so;

      [c] You deliberately engage in any action that the Company concludes has caused substantial harm to the interests of the Company or any Affiliate or Subsidiary;

      [d] On your own behalf or on behalf of any other person, partnership, association, corporation or other entity, you solicit or in any manner attempt to influence or induce any employee of the Company or any Affiliate or Subsidiary to leave the Company's or Subsidiary's employment or use or disclose to any person, partnership, association, corporation or other entity any information obtained while an employee of the Company or any Affiliate or Subsidiary concerning the names and addresses of the Company's and any Affiliate's or Subsidiary's employees;

      [e] You disclose confidential and proprietary information relating to the Company's or any Affiliate's or Subsidiary's business affairs ("Trade Secrets"), including technical information, product information and formulae, processes, business and marketing plans, strategies, customer information and other information concerning the Company's or any Affiliate's or Subsidiary's products, promotions, development, financing, expansion plans, business policies and practices, salaries and benefits and other forms of information considered by the Company or any Affiliate or Subsidiary to be proprietary and confidential and in the nature of Trade Secrets;

      [f] You fail to return all property (other than personal property), including keys, notes, memoranda, writings, lists, files, reports, customer lists, correspondence, tapes, disks, cards, surveys, maps, logs, machines, technical data, formulae or any other tangible property or document and any and all copies, duplicates or reproductions that you have produced or received or have otherwise been submitted to you in the course of your employment with the Company or any Affiliate or Subsidiary; or

      [g] You engaged in conduct that the Committee reasonably concludes would have given rise to a termination for "cause" (as defined in the Plan) had it been discovered before you terminated employment.

YOUR PERFORMANCE SHARES MAY VEST EARLIER THAN DESCRIBED ABOVE. Normally, your Performance Shares will vest only in the circumstances described above. However, if there is a "Change in Control" (as defined in the Plan), your Performance Shares may vest earlier. You should read the Plan and the Prospectus carefully to ensure that you understand how this may happen.

RIGHTS BEFORE YOUR PERFORMANCE SHARES VEST: You may not vote, or receive any dividends associated with, your Performance Shares.

BENEFICIARY DESIGNATION: You may name a beneficiary or beneficiaries to receive any Performance Shares that are settled after you die. This may be done only on the attached Beneficiary Designation Form and by following the rules described in that Form. The Beneficiary Designation form need not be completed now and is not required as a condition of receiving your Award. If you die without completing a Beneficiary Designation Form or if you do not complete that Form correctly, your beneficiary will be your surviving spouse or, if you do not have a surviving spouse, your estate.

TRANSFERRING YOUR PERFORMANCE SHARES: Normally your Performance Shares may not be transferred to another person. However, you may complete a Beneficiary Designation Form to name the person to receive any Performance Shares that are settled after you die. Also, the Committee may allow you to place your Performance Shares into a trust established for your benefit or the benefit of your family. Contact [Third Party Administrator] at [TPA Telephone Number] or at the address given below if you are interested in doing this.

GOVERNING LAW: This Award Agreement will be construed in accordance with and governed by the laws of the United States and of the State of Ohio (other than laws governing conflicts of laws).

OTHER AGREEMENTS: Also, your Performance Shares will be subject to the terms of any other written agreements between you and the Company or any Affiliate or Subsidiary to the extent that those other agreements do not directly conflict with the terms of the Plan or this Award Agreement.

ADJUSTMENTS TO YOUR PERFORMANCE SHARES: Your Performance Shares will be adjusted, if appropriate, to reflect any change to the Company's capital structure (e.g., the number of your Performance Shares will be adjusted to reflect a stock split).

OTHER RULES: Your Performance Shares also are subject to more rules described in the Plan and in the Plan's Prospectus. You should read both of these documents carefully to ensure you fully understand all the terms and conditions of the grant of Performance Shares made to you under this Award.

                                      *****

You may contact [Third Party Administrator] at [TPA Telephone Number] or at the address given below if you have any questions about your Award or this Award Agreement.

                     YOUR ACKNOWLEDGMENT OF AWARD CONDITIONS

Note: You must sign and return a copy of this Award Agreement to [Third Party Administrator] at the address given below no later than [30 Days Post Grant Date].

By signing below, I acknowledge and agree that:

      -     A copy of the Plan has been made available to me;

      -     I have received a copy of the Plan's Prospectus;

      - I understand and accept the conditions placed on my Performance Shares and understand what I must do to earn my Award;

      - I will consent (on my own behalf and on behalf of my beneficiaries and without any further consideration) to any necessary change to my Performance Shares or this Award Agreement to comply with any law and to avoid paying penalties under Section 409A of the Internal Revenue Code, even if those changes affect the terms of my Award and reduce their value or potential value; and

      - If I do not return a signed copy of this Award Agreement to the address shown below on or before [30 Days Post Grant Date], my Performance Shares will be forfeited and I will not be entitled to receive anything on account of these Performance Shares.

[Grantee's Name]                         THE SCOTTS MIRACLE-GRO COMPANY

By:__________________________________    By:___________________________________

Date signed:_______________________      Name:_________________________________

                                         Title:________________________________

                                         Date signed:__________________________

A signed copy of this Award Agreement must be sent to the following address no later than [30 Days Post Grant Date]:

                  [Third Party Administrator]
                  Attention: [TPA Contact's Name]
                  [Contact's Address]

                  [TPA Telephone Number]

After it is received, The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan Committee will acknowledge receipt of your signed Award Agreement.

                 DESCRIPTION OF YOUR NONQUALIFIED STOCK OPTIONS

YOU HAVE BEEN AWARDED NONQUALIFIED STOCK OPTIONS (OR "NSOS") TO PURCHASE [NUMBER GRANTED] COMMON SHARES OF THE COMPANY. You may purchase one of the Company's common shares for each NSO, but only if you pay $[Price] ("Exercise Price") for each common share you purchase, you exercise the NSOs on or before [Expiration Date] ("Expiration Date") and you meet the terms and conditions described in this Award Agreement, the Plan and the Prospectus. You also must arrange to pay any taxes due on exercise using one of the procedures described later in this Award Agreement.

                         LIMITS ON EXERCISING YOUR NSOS

Normally, your NSOs will vest (and become exercisable) on [Vesting Date] but only if you are actively employed by the Company or any Subsidiary or Affiliate (as defined in the Plan) on [Vesting Date] and all other conditions described in this Award Agreement, the Plan and the Prospectus are met.

This does not mean that you must exercise your NSOs on this date; this is merely the first date that you may do so. However, your NSOs will expire unless they are exercised on or before the Expiration Date ([Expiration Date]).

There are some special situations in which your NSOs may vest earlier. These are described later in this Award Agreement.

At any one time, you may not exercise NSOs to buy fewer than 100 common shares of the Company (or, if smaller, the number of your outstanding vested NSOs). Also, you may never exercise an NSO to purchase a fractional common share of the Company; NSOs for fractional common shares will always be redeemed for cash.

                              EXERCISING YOUR NSOS

After they vest, you may exercise your NSOs by completing an Exercise Notice. A copy of this Exercise Notice is attached to this Award Agreement. Also, a copy of this Exercise Notice and a description of the procedures that you must follow to exercise your NSOs are available from [Third Party Administrator] at [TPA Telephone Number] or at the address shown below.

You may use one of three methods to exercise your NSOs and to pay any taxes related to that exercise. You will decide on the method at the time of exercise.

      CASHLESS EXERCISE AND SELL: If you elect this alternative, you will be deemed to have simultaneously exercised the NSOs and to have sold the common shares underlying those NSOs. When the transaction is complete, you will receive cash (but no common shares of the Company) equal to the difference between the aggregate value of the common shares deemed to have been acquired through the exercise minus the NSOs' aggregate exercise price and related taxes.

      COMBINATION EXERCISE: If you elect this alternative, you will be deemed to have simultaneously exercised the NSOs and to have sold a number of those common shares with a value equal to the NSOs' aggregate exercise price and related taxes. When the transaction is complete, the balance of the common shares subject to the NSOs you exercised will be transferred to you.

      EXERCISE AND HOLD: If you elect this alternative, you must pay the full exercise price plus related taxes (in cash, a cash equivalent or in common shares of the Company having a value equal to the exercise price and which you have owned for at least six months before the exercise date). When the transaction is complete, you will receive one common share for each NSO exercised.

Before choosing an exercise method, you should read the "Federal Income Tax" section of the Prospectus to ensure you understand the federal income tax effect of exercising your NSOs and of the exercise method you choose.

If you do not elect one of these methods, we will apply the Cashless Exercise and Sell method described above.

                           TAX TREATMENT OF YOUR NSOS

The federal income tax treatment of your NSOs is discussed in the Plan's Prospectus.

                                      *****

                          GENERAL TERMS AND CONDITIONS

YOU MAY FORFEIT YOUR NSOS IF YOUR EMPLOYMENT ENDS

Normally, you may exercise your NSOs after they vest and before the Expiration Date ([Expiration Date]). However, your NSOs may be cancelled earlier than the Expiration Date if you terminate employment before [Vesting Date].

      [a] If your employment is terminated for "cause" (as defined in the Plan), the NSOs will expire on the date your employment ends; or

      [b] If you terminate employment because you [I] die or [II] become disabled (as defined in the Plan), the NSOs will expire on the earlier of the Expiration Date or 12 months after you terminate; or

      [c] If you terminate employment after reaching either [I] age 55 and completing at least 10 years of employment or [II] age 62 regardless of your years of service, the NSOs will expire on the earlier of the Expiration Date or 12 months after you terminate; or

      [d] If you terminate employment for any other reason, your NSOs will expire on the earlier of the Expiration Date or 90 days after you terminate.

Note, it is your responsibility to keep track of when your NSOs expire.

YOU MAY FORFEIT YOUR NSOS IF YOU ENGAGE IN CONDUCT THAT IS HARMFUL TO THE COMPANY (OR ANY AFFILIATE OR SUBSIDIARY)

You also will forfeit any outstanding NSOs and must return to the Company all common shares and other amounts you have received through the Plan if, without our consent, you do any of the following within 180 days before and 730 days after terminating employment (as defined in the Plan) with the Company or any Affiliate or Subsidiary:

      [a] You serve (or agree to serve) as an officer, director, consultant or employee of any proprietorship, partnership, corporation or other entity or become the owner of a business or a member of a partnership that competes with any portion of the Company's (or any Affiliate's or Subsidiary's) business with which you have been involved any time within five years before termination of employment or render any service (including, without limitation, advertising or business consulting) to entities that compete with any portion of the Company's (or any Affiliate's or Subsidiary's) business with which you have been involved any time within five years before termination of employment;

      [b] You refuse or fail to consult with, supply information to or otherwise cooperate with the Company or any Affiliate or Subsidiary after having been requested to do so;

      [c] You deliberately engage in any action that the Company concludes has caused substantial harm to the interests of the Company or any Affiliate or Subsidiary;

      [d] On your own behalf or on behalf of any other person, partnership, association, corporation or other entity, you solicit or in any manner attempt to influence or induce any employee of the Company or any Affiliate or Subsidiary to leave the Company's or any Affiliate's or Subsidiary's employment or use or disclose to any person, partnership, association, corporation or other entity any information obtained while an employee of the Company or any Affiliate or Subsidiary concerning the names and addresses of the Company's or any Affiliate's or Subsidiary's employees;

      [e] You disclose confidential and proprietary information relating to the Company's or any Affiliate's or Subsidiary's business affairs ("Trade Secrets"), including technical information, product information and formulae, processes, business and marketing plans, strategies, customer information and other information concerning the Company's or any Affiliate's or Subsidiary's products, promotions, development, financing, expansion plans, business policies and practices, salaries and benefits and other forms of information considered by the Company or any Affiliate or Subsidiary to be proprietary and confidential and in the nature of Trade Secrets;

      [f] You fail to return all property (other than personal property), including keys, notes, memoranda, writings, lists, files, reports, customer lists, correspondence, tapes, disks, cards, surveys, maps, logs, machines, technical data, formulae or any other tangible property or document and any and all copies, duplicates or reproductions that you have produced or received or have otherwise been submitted to you in the course of your employment with the Company or any Affiliate or Subsidiary; or

      [g] You engaged in conduct that the Committee (as defined in the Plan) reasonably concludes would have given rise to a termination for "cause" (as defined in the Plan) had it been discovered before you terminated employment.

YOUR NSOS MAY VEST EARLIER THAN DESCRIBED ABOVE. Normally, your NSOs will vest only in the circumstances described above. However, if there is a "Change in Control" (as defined in the Plan), your NSOs may vest earlier. You should read the Plan and the Prospectus carefully to ensure that you understand how this may happen.

AMENDMENT/TERMINATION. We may amend or terminate the Plan at any time.

RIGHTS BEFORE YOUR NSOS ARE EXERCISED: You may not vote, or receive any dividends associated with, the common shares underlying your NSOs.

BENEFICIARY DESIGNATION: You may name a beneficiary or beneficiaries to receive or to exercise any vested NSOs that are unexercised when you die. This may be done only on the attached Beneficiary Designation Form and by following the rules described in that Form. The Beneficiary Designation Form need not be completed now and is not required as a condition of receiving your Award. If you die without completing a Beneficiary Designation Form or if you do not complete that Form correctly, your beneficiary will be your surviving spouse or, if you do not have a surviving spouse, your estate.

TRANSFERRING YOUR NSOS: Normally your NSOs may not be transferred to another person. However, you may complete a Beneficiary Designation Form to name the person who may exercise your NSOs if you die before their Expiration Date. Also, the Committee may allow you to place your NSOs into a trust established for your benefit or for the benefit of your family. Contact [Third Party Administrator] at [TPA Telephone Number] or at the address given below if you are interested in doing this.

GOVERNING LAW: This Award Agreement will be construed in accordance with and governed by the laws of the United States and of the State of Ohio (other than laws governing conflicts of laws).

OTHER AGREEMENTS: Also, your NSOs will be subject to the terms of any other written agreements between you and the Company or any Affiliate or Subsidiary to the extent that those other agreements do not directly conflict with the terms of the Plan or this Award Agreement.

ADJUSTMENTS TO NSOS: Your NSOs will be adjusted, if appropriate, to reflect any change to the Company's capital structure (e.g., the number of your NSOs and the Exercise Price will be adjusted to reflect a stock split).

OTHER RULES: Your NSOs also are subject to more rules described in the Plan and in the Plan's Prospectus. You should read both of these documents carefully to ensure you fully understand all the terms and conditions of the grant of NSOs made to you under this Award Agreement.

                                      *****

You may contact [Third Party Administrator] at [TPA Telephone Number] or at the address given below if you have any questions about your Award or this Award Agreement.
                                       14

                     YOUR ACKNOWLEDGMENT OF AWARD CONDITIONS

Note: You must sign and return a copy of this Award Agreement to [Third Party Administrator] at the address given below no later than [30 Days Post Grant Date].

By signing below, I acknowledge and agree that:

      -     A copy of the Plan has been made available to me;

      -     I have received a copy of the Plan's Prospectus;

      - I understand and accept the conditions placed on my NSOs and understand what I must do to earn and exercise my NSOs;

      - I will consent (on my own behalf and on behalf of my beneficiaries and without any further consideration) to any necessary change to my NSOs or this Award Agreement to comply with any law and to avoid paying penalties under Section 409A of the Internal Revenue Code, even if those changes affect the terms of my NSOs and reduce their value or potential value; and

      - If I do not return a signed copy of this Award Agreement to the address shown below on or before [30 Days Post Grant Date], my NSOs will be forfeited and I will not be entitled to receive anything on account of this Award.

[Grantee's Name]                            THE SCOTTS MIRACLE-GRO COMPANY

By: _________________________________      By:_________________________________

Date signed:________________________       Name:_______________________________

                                           Title:_____________________________

                                           Date signed:_______________________

A signed copy of this Award Agreement must be sent to the following address no later than [30 Days Post Grant Date]:

                  [Third Party Administrator]
                  Attention: [TPA Contact's Name]
                  [Contact's Address]

                  [TPA Telephone Number]

After it is received, The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan Committee will acknowledge receipt of your signed Award Agreement.

                         THE SCOTTS MIRACLE-GRO COMPANY
                          2006 LONG-TERM INCENTIVE PLAN

                    NONQUALIFIED STOCK OPTION EXERCISE NOTICE

                 AFFECTING NONQUALIFIED STOCK OPTIONS GRANTED TO
                        [GRANTEE'S NAME] ON [GRANT DATE]

Additional copies of this Nonqualified Stock Option Exercise Notice (and any further information you may need about this Exercise Notice or exercising your
NSOs) are available from [Third Party Administrator] at the address given below.

By completing this Exercise Notice and returning it to [Third Pary Administrator] at the address given below, I elect to exercise the NSOs described below:

NOTE: You must complete a separate Nonqualified Stock Option Exercise Notice each time you exercise NSOs granted under each Award Agreement (e.g., if you are exercising 200 NSOs granted January 1, 2007 and 100 NSOs granted January 1, 2008 under a separate award agreement, you must complete two Nonqualified Stock Option Exercise Notices, one for each set of NSOs being exercised).

AFFECTED NSOS: This exercise relates to the following NSOs (fill in the blanks):

         GRANT DATE:  [GRANT DATE]

         NUMBER OF NSOS BEING EXERCISED WITH THIS EXERCISE NOTICE:
         ____________________

EXERCISE PRICE:  The Exercise Price due is $__________________________________

         NOTE: This amount must be the product of $[Price] multiplied by the number of NSOs being exercised.

PAYMENT OF EXERCISE PRICE: I have decided to pay the Exercise Price and any related taxes by (check one):

NOTE:  These methods are described in the Award Agreement.

         ____     Cashless Exercise and Sell.

         ____     Combination Exercise.

         ____     Exercise and Hold.

Note:

     o If you select the Exercise and Hold method of exercise, you must also follow the procedures described in the Award Agreement to pay the Exercise Price and the taxes related to this exercise. You should contact [Third Party Administrator] at the address given below to find out the amount of the taxes due.

     o If you select either the Cashless Exercise and Sell or the Combination Exercise methods of paying the Exercise Price, you should contact [Third Party Administrator] at the address given below to be sure you understand how your choice of payment will affect the number of common shares of the Company you will receive.

                   YOUR ACKNOWLEDGEMENT OF EFFECT OF EXERCISE

By signing below, I acknowledge and agree that:

     o I fully understand the effect (including the investment effect) of exercising my NSOs and buying common shares of the Company and understand that there is no guarantee that the value of these common shares will appreciate or will not depreciate;

     o This Exercise Notice will have no effect if it is not returned to [Third Party Administrator] at the address given below before the Expiration Date specified in the Award Agreement under which these NSOs were granted; and

     o The common shares of the Company I am buying by completing and returning this Exercise Notice will be issued to me as soon as administratively practicable.

[Grantee's Name]


_____________________________________________
(signature)

Date signed: ________________________________

A signed copy of this Nonqualified Stock Option Exercise Notice must be sent to the following address no later than the Expiration Date:

                  [Third Party Administrator]
                  Attention: [TPA Contact's Name]
                  [Contact's Address]

                  [TPA Telephone Number]

                                      *****

                           ACKNOWLEDGEMENT OF RECEIPT

A signed copy of this Nonqualified Stock Option Exercise Notice was received on:
_______________________.

[Grantee's Name]:

         _____  Has effectively exercised the NSOs described in this Notice; or

         _____ Has not effectively exercised the NSOs described in this Notice because

         _________________________________________________
         describe deficiency

The Scotts Company 2006 Long-Term Incentive Plan Committee

By:      __________________________________

Date:    __________________________________

Note: Keep a copy of this Exercise Notice as part of the Plan's permanent records.

                   DESCRIPTION OF YOUR INCENTIVE STOCK OPTIONS

YOU HAVE BEEN AWARDED INCENTIVE STOCK OPTIONS (OR "ISOS") TO PURCHASE [NUMBER GRANTED] COMMON SHARES OF THE COMPANY. You may purchase one of the Company's common shares for each ISO, but only if you pay $[Price] ("Exercise Price") for each common share you purchase, you exercise the ISOs on or before [Expiration Date] ("Expiration Date") and meet the terms and conditions described in this Award Agreement, the Plan and the Prospectus. You also must arrange to pay any taxes due on exercise using one of the procedures described later in this Award Agreement.

                         LIMITS ON EXERCISING YOUR ISOS

Normally, your ISOs will vest (and become exercisable) on [Vesting Date] but only if you are actively employed by the Company or any Subsidiary or Affiliate (as defined in the Plan) on [Vesting Date] and all other conditions described in this Award Agreement, the Plan and the Prospectus are met.

This does not mean that you must exercise your ISOs on this date; this is merely the first date that you may do so. However, your ISOs will expire unless they are exercised on or before the Expiration Date ([Expiration Date]).

There are some special situations in which your ISOs may vest earlier. These are described later in this Award Agreement.

At any one time, you may not exercise ISOs to buy fewer than 100 common shares of the Company (or, if smaller, the number of your outstanding vested ISOs). Also, you may never exercise an ISO to purchase a fractional common share of the Company; ISOs for fractional common shares will always be redeemed for cash.

                              EXERCISING YOUR ISOS

After they vest, you may exercise your ISOs by completing an Exercise Notice. A copy of this Exercise Notice is attached to this Award Agreement. Also, a copy of this Exercise Notice, and a description of the procedures that you must follow to exercise your ISOs, are available from [Third Party Administrator] at [TPA Telephone Number] or at the address shown below.

You may use one of three methods to exercise your ISOs and to pay any taxes related to that exercise. You will decide on the method at the time of exercise.

      CASHLESS EXERCISE AND SELL: If you elect this alternative, you will be deemed to have simultaneously exercised the ISOs and to have sold the common shares underlying those ISOs. When the transaction is complete, you will receive cash (but no common shares of the Company) equal to the difference between the aggregate value of the common shares deemed to have been acquired through the exercise minus the ISOs' aggregate exercise price and related taxes.

      COMBINATION EXERCISE: If you elect this alternative, you will be deemed to have simultaneously exercised the ISOs and to have sold a number of those common shares with a value equal to the ISOs' aggregate exercise price and related taxes. When the transaction is complete, the balance of the common shares subject to the ISOs you exercised will be transferred to you.

      EXERCISE AND HOLD: If you elect this alternative, you must pay the full exercise price plus related taxes (in cash, a cash equivalent or in common shares of the Company having a value equal to the exercise price and which you have owned for at least six months before the exercise date). When the transaction is complete, you will receive one common share for each ISO exercised. 16

Before choosing an exercise method, you should read the "Federal Income Tax" section of the Prospectus to ensure you understand the federal income tax effect of exercising your ISOs and of the exercise method you choose.

If you do not elect one of these methods, we will apply the Cashless Exercise and Sell method described above.

                           TAX TREATMENT OF YOUR ISOS

The federal income tax treatment of your ISOs is discussed in the Plan's Prospectus.

                                      *****

                          GENERAL TERMS AND CONDITIONS

YOU MAY FORFEIT YOUR ISOS IF YOUR EMPLOYMENT ENDS

Normally, you may exercise your ISOs after it vests and before the Expiration Date ([Expiration Date]). However, your ISOs may be cancelled earlier than the Expiration Date if you terminate employment before [Vesting Date].

      [a] If your employment is terminated for "cause" (as defined in the Plan), the ISOs will expire on the date your employment ends; or

      [b] If you terminate employment because you [I] die or [II] become disabled (as defined in the Plan), the ISOs will expire on the earlier of the Expiration Date or 12 months after you terminate; or

      [c] If you terminate employment after reaching either [I] age 55 and completing at least 10 years of employment or [II] age 62 regardless of your years of service, the ISOs will expire on the earlier of the Expiration Date or three months after you terminate; or

      [d] If you terminate employment for any other reason, your ISOs will expire on the earlier of the Expiration Date or 90 days after you terminate.

Note, it is your responsibility to keep track of when your ISOs expire.

YOU MAY FORFEIT YOUR ISOS IF YOU ENGAGE IN CONDUCT THAT IS HARMFUL TO THE COMPANY (OR ANY AFFILIATE OR SUBSIDIARY)

You also will forfeit any outstanding ISOs and must return to the Company all common shares and other amounts you have received through the Plan if, without our consent, you do any of the following within 180 days before and 730 days after terminating employment with the Company or any Affiliate or Subsidiary:

      [a] You serve (or agree to serve) as an officer, director, consultant or employee of any proprietorship, partnership, corporation or other entity or become the owner of a business or a member of a partnership that competes with any portion of the Company's (or any Affiliate's or Subsidiary's) business with which you have been involved any time within five years before termination of employment or render any service (including, without limitation, advertising or business consulting) to entities that compete with any portion of the Company's (or any Affiliate's or Subsidiary's) business with which you have been involved any time within five years before termination of employment;

      [b] You refuse or fail to consult with, supply information to or otherwise cooperate with the Company or any Affiliate or Subsidiary after having been requested to do so;

      [c] You deliberately engage in any action that the Company concludes has caused substantial harm to the interests of the Company or any Affiliate or Subsidiary;

      [d] On your own behalf or on behalf of any other person, partnership, association, corporation or other entity, you solicit or in any manner attempt to influence or induce any employee of the Company or any Affiliate or Subsidiary to leave the Company's or any Affiliate's or Subsidiary's employment or use or disclose to any person, partnership, association, corporation or other entity any information obtained while an employee of the Company or any Affiliate or Subsidiary concerning the names and addresses of the Company's or any Affiliate's or Subsidiary's employees;

      [e] You disclose confidential and proprietary information relating to the Company's or any Affiliate's or Subsidiary's business affairs ("Trade Secrets"), including technical information, product information and formulae, processes, business and marketing plans, strategies, customer information and other information concerning the Company's or any Affiliate's or Subsidiary's products, promotions, development, financing, expansion plans, business policies and practices, salaries and benefits and other forms of information considered by the Company or any Affiliate or Subsidiary to be proprietary and confidential and in the nature of Trade Secrets;

      [f] You fail to return all property (other than personal property), including keys, notes, memoranda, writings, lists, files, reports, customer lists, correspondence, tapes, disks, cards, surveys, maps, logs, machines, technical data, formulae or any other tangible property or document and any and all copies, duplicates or reproductions that you have produced or received or have otherwise been submitted to you in the course of your employment with the Company or any Affiliate or Subsidiary; or

      [g] You engaged in conduct that the Committee (as defined in the Plan) reasonably concludes would have given rise to a termination for "cause" (as defined in the Plan) had it been discovered before you terminated employment.

YOUR ISOS MAY VEST EARLIER THAN DESCRIBED ABOVE. Normally, your ISOs will vest only in the circumstances described above. However, if there is a "Change in Control" (as defined in the Plan), your ISOs may vest earlier. You should read the Plan and the Prospectus carefully to ensure that you understand how this may happen.

RIGHTS BEFORE YOUR ISOS ARE EXERCISED: You may not vote, or receive any dividends associated with, the common shares underlying your ISOs.

BENEFICIARY DESIGNATION: You may name a beneficiary or beneficiaries to receive or to exercise any vested ISOs that are unexercised when you die. This may be done only on the attached Beneficiary Designation Form and by following the rules described in that Form. The Beneficiary Designation Form need not be completed now and is not required as a condition of receiving your Award. If you die without completing a Beneficiary Designation Form or if you do not complete that Form correctly, your beneficiary will be your surviving spouse or, if you do not have a surviving spouse, your estate.

TRANSFERRING YOUR ISOS: Normally your ISOs may not be transferred to another person. However, you may complete a Beneficiary Designation Form to name the person who may exercise your ISOs if you die before their Expiration Date. Also, the Committee may allow you to place your ISOs into a trust established for your benefit or for the benefit of your family. Contact [Third Party Administrator] at [TPA Telephone Number] or at the address given below if you are interested in doing this.

GOVERNING LAW: This Award Agreement will be construed in accordance with and governed by the laws of the United States and of the State of Ohio (other than laws governing conflicts of laws).

OTHER AGREEMENTS: Also, your ISOs will be subject to the terms of any other written agreements between you and the Company or any Affiliate or Subsidiary to the extent that those other agreements do not directly conflict with the terms of the Plan or this Award Agreement.

ADJUSTMENTS TO ISOS: Your ISOs will be adjusted, if appropriate, to reflect any change to the Company's capital structure (e.g., the number of your ISOs and the Exercise Price will be adjusted to reflect a stock split).

OTHER RULES: Your ISOs also are subject to more rules described in the Plan and in the Plan's Prospectus. You should read both of these documents carefully to ensure you fully understand all the terms and conditions of the grant of ISOs made to you under this Award Agreement.

                                      *****

You may contact [Third Party Administrator] at [TPA Telephone Number] or at the address given below if you have any questions about your Award or this Award Agreement.

                     YOUR ACKNOWLEDGMENT OF AWARD CONDITIONS

Note: You must sign and return a copy of this Award Agreement to [Third Party Administrator] at the address given below no later than [30 Days Post Grant Date].

By signing below, I acknowledge and agree that:

      -     A copy of the Plan has been made available to me;

      -     I have received a copy of the Plan's Prospectus;

      - I understand and accept the conditions placed on my Award and understand what I must do to earn my Award;

      - I will consent (on my own behalf and on behalf of my beneficiaries and without any further consideration) to any necessary change to my Award or this Award Agreement to comply with any law and to avoid paying penalties under Section 409A of the Internal Revenue Code, even if those changes affect the terms of my Award and reduce their value or potential value; and

      - If I do not return a signed copy of this Award Agreement to the address shown below on or before [30 Days Post Grant Date], my Award will be forfeited and I will not be entitled to receive anything on account of this Award.

[Grantee's Name]                      THE SCOTTS MIRACLE-GRO COMPANY

By: _______________________           By: ___________________________

Date signed: ______________           Name: _________________________

                                      Title:_________________________

                                      Date signed:___________________

A signed copy of this Award Agreement must be sent to the following address no later than [30 Days Post Grant Date]:

          [Third Party Administrator]
          Attention: [TPA Contact's Name]
          [Contact's Address]

          [TPA Telephone Number]

After it is received, The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan Committee will acknowledge receipt of your signed Award Agreement.

                         THE SCOTTS MIRACLE-GRO COMPANY
                          2006 LONG-TERM INCENTIVE PLAN

                     INCENTIVE STOCK OPTION EXERCISE NOTICE

                  AFFECTING INCENTIVE STOCK OPTIONS GRANTED TO
                        [GRANTEE'S NAME] ON [GRANT DATE]

Additional copies of this Incentive Stock Option Exercise Notice (and any further information you may need about this Exercise Notice or exercising your
ISOs) are available available from [Third Party Administrator] at the address given below.

By completing this Exercise Notice and returning it to [Third Pary Administrator] at the address given below, I elect to exercise the ISOs described below:

NOTE: You must complete a separate Incentive Stock Option Exercise Notice each time you exercise ISOs granted under each Award Agreement (e.g., if you are exercising 200 ISOs granted January 1, 2007 and 100 ISOs granted January 1, 2008 under a separate award agreement, you must complete two Incentive Stock Option Exercise Notices, one for each set of ISOs being exercised).

AFFECTED ISOS: This exercise relates to the following ISOs (fill in the blanks):

         GRANT DATE:  [GRANT DATE]

         NUMBER OF ISOS BEING EXERCISED WITH THIS EXERCISE NOTICE: _____________

EXERCISE PRICE:  The Exercise Price due is $__________________________________

         NOTE: This amount must be the product of $[Price] multiplied by the number of ISOs being exercised.

PAYMENT OF EXERCISE PRICE: I have decided to pay the Exercise Price and any related taxes by (check one):

NOTE:  These methods are described in the Award Agreement.

         ____     Cashless Exercise and Sell.

         ____     Combination Exercise.

         ____     Exercise and Hold.

Note:

     o If you select the Exercise and Hold method of exercise, you must also follow the procedures described in the Award Agreement to pay the Exercise Price.

     o If you select either the Cashless Exercise and Sell or the Combination Exercise methods of paying the Exercise Price, you should contact [Third Party Administrator] at the address given below to be sure you understand how your choice of payment will affect the number of common shares of the Company you will receive and any taxes associated with this exercise method.

                   YOUR ACKNOWLEDGEMENT OF EFFECT OF EXERCISE

By signing below, I acknowledge and agree that:

     o I fully understand the effect (including the investment effect) of exercising my ISOs and buying common shares of the Company and understand that there is no guarantee that the value of these common shares will appreciate or will not depreciate;

     o This Exercise Notice will have no effect if it is not returned to [Third Party Administrator] at the address given below before the Expiration Date specified in the Award Agreement under which these ISOs were granted; and

     o The common shares of the Company I am buying by completing and returning this Exercise Notice will be issued to me as soon as administratively practicable.

[Grantee's Name]

_____________________________________________
(signature)

Date signed: ________________________________

A signed copy of this Incentive Stock Option Exercise Notice must be sent to the following address no later than the Expiration Date:

                  [Third Party Administrator]
                  Attention: [TPA Contact's Name]
                  [Contact's Address]

                  [TPA Telephone Number]

                                      *****

                           ACKNOWLEDGEMENT OF RECEIPT

A signed copy of this Incentive Stock Option Exercise Notice was received on:
_______________________.

[Grantee's Name]:

         _____  Has effectively exercised the ISOs described in this Notice; or

         _____ Has not effectively exercised the ISOs described in this Notice because

         _____________________________________________________
         describe deficiency

The Scotts Company 2006 Long-Term Incentive Plan Committee

By:      __________________________________

Date:    __________________________________

Note: Keep a copy of this Exercise Notice as part of the Plan's permanent records.

                      DESCRIPTION OF YOUR RESTRICTED STOCK

YOU HAVE BEEN AWARDED [NUMBER GRANTED] SHARES OF RESTRICTED STOCK. If you satisfy the conditions described in this Award Agreement, the Plan and the Prospectus, the restrictions imposed on your Restricted Stock will be removed and you will own the underlying common shares. You also must arrange to pay any taxes due on settlement.

                   WHEN YOUR RESTRICTED STOCK WILL BE SETTLED

Normally, on [Vesting Date], the Committee (as defined in the Plan) will ascertain if you have satisfied the conditions imposed on your Restricted Stock. If you have not, your Restricted Stock will be forfeited. If you have, as soon as administratively practicable after [Vesting Date], these common shares will be distributed to you, free of any restrictions. Your Restricted Stock will be held in escrow until it is settled or forfeited.

The restrictions imposed on your Restricted Stock normally will be met if you are actively employed by the Company or any Affiliate or Subsidiary (as defined in the Plan) on [Vesting Date] and all other conditions described in this Award Agreement, the Plan and the Prospectus are met.

                     TAX TREATMENT OF YOUR RESTRICTED STOCK

The federal income tax treatment of your Restricted Stock is discussed in the Plan's Prospectus.
                                     *****

                          GENERAL TERMS AND CONDITIONS

YOU WILL FORFEIT YOUR RESTRICTED STOCK IF YOUR EMPLOYMENT ENDS

Normally, your Restricted Stock will be settled on [Vesting Date]. However, the unvested portion of your Restricted Stock will be forfeited if you terminate employment before [Vesting Date].

YOU MAY FORFEIT YOUR RESTRICTED STOCK IF YOU ENGAGE IN CONDUCT THAT IS HARMFUL TO THE COMPANY (OR ANY AFFILIATE OR SUBSIDIARY)

You also will forfeit any outstanding Restricted Stock and must return to the Company all common shares and other amounts you have received through the Plan if, without our consent, you do any of the following within 180 days before and 730 days after terminating employment:

      [a] You serve (or agree to serve) as an officer, director, consultant or employee of any proprietorship, partnership, corporation or other entity or become the owner of a business or a member of a partnership that competes with any portion of the Company's (or any Affiliate's or Subsidiary's) business with which you have been involved any time within five years before termination of employment or render any service (including, without limitation, advertising or business consulting) to entities that compete with any portion of the Company's (or any Affiliate's or Subsidiary's) business with which you have been involved any time within five years before termination of employment;

      [b] You refuse or fail to consult with, supply information to or otherwise cooperate with the Company or any Affiliate or Subsidiary after having been requested to do so;

      [c]   You deliberately engage in any action that the Company concludes has caused substantial harm to the interests of the Company or any Affiliate or Subsidiary;

      [d]   On your own behalf or on behalf of any other person, partnership, association, corporation or other entity, you solicit or in any manner attempt to influence or induce any employee of the Company or any Affiliate or Subsidiary to leave the Company's or any Affiliate's or Subsidiary's employment or use or disclose to any person, partnership, association, corporation or other entity any information obtained while an employee of the Company or any Affiliate or Subsidiary concerning the names and addresses of the Company's or any Affiliate's or Subsidiary's employees;

      [e]   You disclose confidential and proprietary information relating to the Company's or any Affiliate's or Subsidiary's business affairs ("Trade Secrets"), including technical information, product information and formulae, processes, business and marketing plans, strategies, customer information and other information concerning the Company's or any Affiliate's or Subsidiary's products, promotions, development, financing, expansion plans, business policies and practices, salaries and benefits and other forms of information considered by the Company or any Affiliate or Subsidiary to be proprietary and confidential and in the nature of Trade Secrets;

      [f]   You fail to return all property (other than personal property), including keys, notes, memoranda, writings, lists, files, reports, customer lists, correspondence, tapes, disks, cards, surveys, maps, logs, machines, technical data, formulae or any other tangible property or document and any and all copies, duplicates or reproductions that you have produced or received or have otherwise been submitted to you in the course of your employment with the Company or any Affiliate or Subsidiary; or

      [g]   You engaged in conduct that the Committee reasonably concludes would have given rise to a termination for "cause" (as defined in the Plan) had it been discovered before you terminated employment.

YOUR RESTRICTED STOCK MAY VEST EARLIER THAN DESCRIBED ABOVE. Normally, your Restricted Stock will vest only in the circumstances described above. However, if there is a "Change in Control" (as defined in the Plan), your Restricted Stock may vest earlier. You should read the Plan and the Prospectus carefully to ensure that you understand how this may happen.

RIGHTS BEFORE YOUR RESTRICTED STOCK VESTS: Even though your Restricted Stock is held in escrow until it is settled or forfeited, you may exercise any voting rights associated with the common shares underlying your Restricted Stock while it is held in escrow. You also will be entitled to receive any dividends paid on these common shares during this period, although these dividends also will be held in escrow until the Restricted Stock is settled and distributed to you (or forfeited) depending on whether or not you have met the conditions described in this Award Agreement and in the Plan and the Prospectus.

BENEFICIARY DESIGNATION: You may name a beneficiary or beneficiaries to receive any Restricted Stock that is settled after you die. This may be done only on the attached Beneficiary Designation Form and by following the rules described in that Form. The Beneficiary Designation Form need not be completed now and is not required as a condition of receiving your Award. If you die without completing a Beneficiary Designation Form or if you do not complete that Form correctly, your beneficiary will be your surviving spouse or, if you do not have a surviving spouse, your estate.

TRANSFERRING YOUR RESTRICTED STOCK: Normally your Restricted Stock may not be transferred to another person. However, you may complete a Beneficiary Designation Form to name the person to receive any

Restricted Stock that is settled after you die. Also, the Committee may allow you to place your Restricted Stock into a trust established for your benefit or the benefit of your family. Contact [Third Party Administrator] at [TPA Telephone Number] or the address given below if you are interested in doing this.

GOVERNING LAW: This Award Agreement will be construed in accordance with and governed by the laws of the United States and of the State of Ohio (other than laws governing conflicts of laws).

OTHER AGREEMENTS: Also, your Restricted Stock will be subject to the terms of any other written agreements between you and the Company or any Affiliate or Subsidiary to the extent that those other agreements do not directly conflict with the terms of the Plan or this Award Agreement.

ADJUSTMENTS TO YOUR RESTRICTED STOCK: Your Restricted Stock will be adjusted, if appropriate, to reflect any change to the Company's capital structure (e.g., the number of common shares underlying your Restricted Stock will be adjusted to reflect a stock split).

OTHER RULES: Your Restricted Stock also is subject to more rules described in the Plan and in the Plan's Prospectus. You should read both of these documents carefully to ensure you fully understand all the terms and conditions of the grant of Restricted Stock under this Award Agreement.

                                     *****

You may contact [Third Party Administrator] at [TPA Telephone Number] or at the address given below if you have any questions about your Award or this Award Agreement.

                     YOUR ACKNOWLEDGMENT OF AWARD CONDITIONS

Note: You must sign and return a copy of this Award Agreement to [Third Party Administrator] at the address given below no later than [30 Days Post Grant Date].

By signing below, I acknowledge and agree that:

      -     A copy of the Plan has been made available to me;

      -     I have received a copy of the Plan's Prospectus;

      - I understand and accept the conditions placed on my Award and understand what I must do to earn my Award;

      - I will consent (on my own behalf and on behalf of my beneficiaries and without any further consideration) to any necessary change to my Award or this Award Agreement to comply with any law and to avoid paying penalties under Section 409A of the Internal Revenue Code, even if those changes affect the terms of my Award and reduce their value or potential value; and

      - If I do not return a signed copy of this Award Agreement to the address shown below on or before [30 Days Post Grant Date], my Award will be forfeited and I will not be entitled to receive anything on account of this Award.

[Grantee's Name]                        THE SCOTTS MIRACLE-GRO COMPANY

By: ___________________________         By: _________________________

Date signed: __________________         Name: _______________________

                                        Title: ______________________

                                        Date signed: ________________

A signed copy of this Award Agreement must be sent to the following address no later than [30 Days Post Grant Date]:

              [Third Party Administrator]
              Attention: [TPA Contact's Name]
              [Contact's Address]

              [TPA Telephone Number]

After it is received, The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan Committee will acknowledge receipt of your signed Award Agreement.

           DESCRIPTION OF YOUR CASH SETTLED STOCK APPRECIATION RIGHTS

YOU HAVE BEEN AWARDED [NUMBER GRANTED] STOCK APPRECIATION RIGHTS (OR "SARS"). If you satisfy the conditions described in this Award Agreement, the Plan and the Prospectus, you may exercise your SARs on or before [Expiration Date] ("Expiration Date"). If you do this, you will receive cash equal to the fair market value of one common share of the Company on the exercise date minus $[Price] ("Exercise Price"), multiplied by the number of SARs you are exercising and minus any related taxes. You also must arrange to pay any taxes due on exercise using one of the procedures described later in this Award Agreement.

                         LIMITS ON EXERCISING YOUR SARS

Normally, your SARs will vest (and become exercisable) on [Vesting Date] but only if you are actively employed by the Company or any Subsidiary or Affiliate (as defined in the Plan) on [Vesting Date] and all other conditions described in this Award Agreement, the Plan and the Prospectus are met.

This does not mean that you must exercise your SARs on this date; this is merely the first date that you may do so. However, your SARs will expire unless they are exercised on or before the Expiration Date ([Expiration Date]).

There are some special situations in which your SARs may vest earlier. These are described later in this Award Agreement.

At any one time, you may not exercise fewer than 100 SARs (or, if smaller, the number of your outstanding vested SARs).

                              EXERCISING YOUR SARS

After they vest, you may exercise your SARs by completing an Exercise Notice. A copy of this Exercise Notice is attached to this Award Agreement. Also, a copy of this form and a description of the procedures that you must follow to exercise your SARs, are available from [Third Party Administrator] at [TPA Telephone Number] or at the address shown below.

When you exercise your SARs, you will receive cash equal to the fair market value of one common share of the Company on the exercise date minus $[Price] ("Exercise Price"), multiplied by the number of SARs you are exercising and minus any related taxes.

Before exercising your SARs, you should read the "Federal Income Tax" section of the Prospectus to ensure you understand the federal income tax effect of exercising your SARs.

                           TAX TREATMENT OF YOUR SARS

The federal income tax treatment of your SARs is discussed in the Plan's Prospectus.

                                      *****

                          GENERAL TERMS AND CONDITIONS

YOU MAY FORFEIT YOUR SARS IF YOUR EMPLOYMENT ENDS

Normally, you may exercise your SARs after they vest and before the Expiration Date ([Expiration Date]). However, your SARs may be cancelled earlier than the Expiration Date if you terminate employment before [Vesting Date].

         [A] If your employment is terminated for "cause" (as defined in the Plan), the SARs will expire on the date your employment ends; or

         [B] If you terminate employment because you [I] die or [II] become disabled (as defined in the Company's long-term disability plan), the SARs will expire on the earlier of the Expiration Date or 12 months after you terminate; or

         [C] If you terminate employment after reaching either [I] age 55 and completing at least 10 years of employment or [II] age 62 regardless of your years of service, the SARs will expire on the earlier of the Expiration Date or 12 months after you terminate; or

         [D] If you terminate employment for any other reason, your SARs will expire on the earlier of the Expiration Date or 90 days after you terminate.

Note, it is your responsibility to keep track of when your SARs expire.

YOU MAY FORFEIT YOUR SARS IF YOU ENGAGE IN CONDUCT THAT IS HARMFUL TO THE COMPANY (OR ANY AFFILIATE OR SUBSIDIARY)

You also will forfeit any outstanding SARs and must return to the Company all amounts you have received through the Plan if, without our consent, you do any of the following within 180 days before and 730 days after terminating employment:

         [A] You serve (or agree to serve) as an officer, director, consultant or employee of any proprietorship, partnership, corporation or other entity or become the owner of a business or any member of a partnership that competes with any portion of the Company's (or any Affiliate's or Subsidiary's) business with which you have been involved any time within five years before termination of employment or render any service (including, without limitation, advertising or business consulting) to entities that compete with any portion of the Company's (or any Affiliate's or Subsidiary's) business with which you have been involved any time within five years before termination of employment;

         [B] You refuse or fail to consult with, supply information to or otherwise cooperate with the Company or any Affiliate or Subsidiary after having been requested to do so;

         [C] You deliberately engage in any action that the Company concludes has caused substantial harm to the interests of the Company or any Affiliate or Subsidiary;

         [D] On your own behalf or on behalf of any other person, partnership, association, corporation or other entity, you solicit or in any manner attempt to influence or induce any employee of the Company or any Affiliate or Subsidiary to leave the Company's or any Affiliate's or Subsidiary's employment or use or disclose to any person, partnership, association, corporation or other entity any information obtained while an employee of the Company or any Affiliate or Subsidiary concerning the names and addresses of the Company's or any Affiliate's or Subsidiary's employees;

         [E] You disclose confidential and proprietary information relating to the Company's or any Affiliate's or Subsidiary's business affairs ("Trade Secrets"), including technical information, product information and formulae, processes, business and marketing plans, strategies, customer information and other information concerning the Company's or any Affiliate's or Subsidiary's products, promotions, development, financing, expansion plans, business policies and practices, salaries and benefits and other forms of information considered by the Company or any Affiliate or Subsidiary to be proprietary and confidential and in the nature of Trade Secrets;

         [F] You fail to return all property (other than personal property), including keys, notes, memoranda, writings, lists, files, reports, customer lists, correspondence, tapes, disks, cards, surveys, maps, logs, machines, technical data, formulae or any other tangible property or document and any and all copies, duplicates or reproductions that you have produced or received or have otherwise been submitted to you in the course of your employment with the Company or any Affiliate or Subsidiary; or

         [G] You engaged in conduct that the Committee (as defined in the Plan) reasonably concludes would have given rise to a termination for cause (as defined in the Plan) had it been discovered before you terminated employment.

YOUR SARS MAY VEST EARLIER THAN DESCRIBED ABOVE. Normally, your SARs will vest only in the circumstances described above. However, if there is a "Change in Control" (as defined in the Plan), your SARs may vest earlier. You should read the Plan and the Prospectus carefully to ensure that you understand how this may happen.

RIGHTS BEFORE YOUR SARS ARE EXERCISED: You may not vote, or receive any dividends associated with, the common shares underlying your SARs.

BENEFICIARY DESIGNATION: You may name a beneficiary or beneficiaries to receive or to exercise any vested SARs that are unexercised when you die. This may be done only on the attached Beneficiary Designation Form and by following the rules described in that Form. This Form need not be completed now and is not required as a condition of receiving your Award. If you die without completing a Beneficiary Designation Form or if you do not complete that Form correctly, your beneficiary will be your surviving spouse or, if you do not have a surviving spouse, your estate.

TRANSFERRING YOUR SARS: Normally your SARs may not be transferred to another person. However, you may complete a Beneficiary Designation Form to name the person who may exercise your SARs if you die before their Expiration Date. Also, the Committee may allow you to place your SARs into a trust established for your benefit or for the benefit of your family. Contact [Third Party Administrator] at [TPA Telephone Number] or at the address given below if you are interested in doing this.

GOVERNING LAW: This Award Agreement will be construed in accordance with and governed by the laws of the United States and of the State of Ohio (other than laws governing conflicts of laws).

OTHER AGREEMENTS: Also, your SARs will be subject to the terms of any other written agreements between you and the Company or any Affiliate or Subsidiary to the extent that those other agreements do not directly conflict with the terms of the Plan or this Award Agreement.

ADJUSTMENTS TO SARS: Your SARs will be adjusted, if appropriate, to reflect any change to the Company's capital structure (e.g., the number of your SARs and the Exercise Price will be adjusted to reflect a stock split).

OTHER RULES: Your SARs also are subject to more rules described in the Plan and in the Plan's Prospectus. You should read both of these documents carefully to ensure you fully understand all the terms and conditions on the grant of SARs made to you under this Award Agreement.

                                      *****

You may contact [Third Party Administrator] at [TPA Telephone Number] or at the address given below if you have any questions about your Award or this Award Agreement.

                     YOUR ACKNOWLEDGMENT OF AWARD CONDITIONS

Note: You must sign and return a copy of this Award Agreement to [Third Party Administrator] at the address given below no later than [30 Days Post Grant Date].

By signing below, I acknowledge and agree that:

     o    A copy of the Plan has been made available to me;

     o    I have received a copy of the Plan's Prospectus;

     o I understand and accept the conditions placed on my Award and understand what I must do to earn my Award;

     o I will consent (in my own behalf and in behalf of my beneficiaries and without any further consideration) to any necessary change to my Award or this Award Agreement to comply with any law and to avoid paying penalties under Section 409A of the Internal Revenue Code, even if those changes affect the terms of my Award and reduce their value or potential value; and

     o If I do not return a signed copy of this Award Agreement to the address shown below on or before [30 Days Post Grant Date], my Award will be forfeited and I will not be entitled to receive anything on account of this Award.

[Grantee's Name]                            THE SCOTTS MIRACLE-GRO COMPANY

By:                                         By:
    -----------------------------               -------------------------------

Date signed:                                Name:
             ---------------------                -----------------------------

                                            Title:
                                                   ----------------------------

                                            Date signed:
                                                         ----------------------

A signed copy of this Award Agreement must be sent to the following address no later than [30 Days Post Grant Date]:

                  [Third Party Administrator]
                  Attention: [TPA Contact's Name]
                  [Contact's Address]

                  [TPA Telephone Number]

After it is received, The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan Committee will acknowledge receipt of your signed Award Agreement.

                         THE SCOTTS MIRACLE-GRO COMPANY
                          2006 LONG-TERM INCENTIVE PLAN

              CASH SETTLED STOCK APPRECIATION RIGHT EXERCISE NOTICE

           AFFECTING CASH SETTLED STOCK APPRECIATION RIGHTS GRANTED TO
                        [GRANTEE'S NAME] ON [GRANT DATE]

Additional copies of this Stock Appreciation Right Exercise Notice (and any further information you may need about this Exercise Notice or exercising your
SARs) are available from [Third Party Administrator] at the address given below.

By completing this Exercise Notice and returning it to [Third Party Administrator] at the address given below, I elect to exercise the SARs described below:

NOTE: You must complete a separate Stock Appreciation Right Exercise Notice each time you exercise SARs granted under each Award Agreement (e.g., if you are exercising 200 SARs granted January 1, 2007 and 100 SARs granted January 1, 2008 under a separate award agreement, you must complete two Stock Appreciation Right Exercise Notices, one for each set of SARs being exercised).

AFFECTED SARS: This exercise relates to the following SARs (fill in the blanks):

         GRANT DATE:  [GRANT DATE]

         NUMBER OF SARS BEING EXERCISED WITH THIS EXERCISE NOTICE:
         _____________________

                   YOUR ACKNOWLEDGEMENT OF EFFECT OF EXERCISE

By signing below, I acknowledge and agree that:

     o I fully understand the effect (including the investment effect) of exercising my SARs; and

     o This Exercise Notice will have no effect if it is not returned to [Third Party Administrator] at the address given below before the Expiration Date specified in the Award Agreement under which these SARs were granted.

[Grantee's Name]

_____________________________________________
(signature)

Date signed: ________________________________

A signed copy of this Stock Appreciation Right Exercise Notice must be sent to the following address no later than the Expiration Date:

                  [Third Party Administrator]
                  Attention: [TPA Contact's Name]
                  [Contact's Address]

                  [TPA Telephone Number]

                                      *****

                           ACKNOWLEDGEMENT OF RECEIPT

A signed copy of this Stock Appreciation Right Exercise Notice was received on:
_______________________.

[Grantee's Name]:

         _____ Has effectively exercised the SARs described in this Exercise Notice; or

         _____ Has not effectively exercised the SARs described in this Exercise Notice because

         __________________________________________________
         describe deficiency

The Scotts Company 2006 Long-Term Incentive Plan Committee

By:      __________________________________

Date:    __________________________________

Note: Keep a copy of this Exercise Notice as part of the Plan's permanent records.

          DESCRIPTION OF YOUR STOCK SETTLED STOCK APPRECIATION RIGHTS

YOU HAVE BEEN AWARDED [NUMBER GRANTED] STOCK APPRECIATION RIGHTS (OR "SARS"). If you satisfy the conditions described in this Award Agreement, the Plan and the Prospectus, you may exercise your SARs on or before [Expiration Date] ("Expiration Date"). If you do this, you will receive common shares of the Company. The number of common shares you will receive will equal the fair market value of one common share of Company on the exercise date minus $[Price] ("Exercise Price") divided by the fair market value of one common share of the Company on the exercise date and multiplied by the number of SARs you are exercising. You also must arrange to pay any taxes due on exercise using one of the procedures described later in this Award Agreement.

                         LIMITS ON EXERCISING YOUR SARS

Normally, your SARs will vest (and become exercisable) on [Vesting Date] but only if you are actively employed by the Company or any Subsidiary or Affiliate (as defined in the Plan) on [Vesting Date] and all other conditions described in this Award Agreement, the Plan and the Prospectus are met.

This does not mean that you must exercise your SARs on this date; this is merely the first date that you may do so. However, your SARs will expire unless they are exercised on or before the Expiration Date ([Expiration Date]).

There are some special situations in which your SARs may vest earlier. These are described later in this Award Agreement.

At any one time, you may not exercise fewer than 100 SARs (or, if smaller, the number of your outstanding vested SARs). Also, you may never exercise SARs with respect to a fractional common share of the Company; SARs relating to fractional common shares will always be redeemed for cash.

                              EXERCISING YOUR SARS

After they vest, you may exercise your SARs by completing an Exercise Notice. A copy of this Exercise Notice is attached to this Award Agreement. Also, a copy of this Exercise Notice, and a description of the procedures that you must follow to exercise your SARs, are available from [Third Party Administrator] at [TPA Telephone Number] or at the address shown below.

You may use one of two methods to pay the taxes related to your SAR exercise. You will decide on the method at the time of exercise.

      COMBINATION EXERCISE: If you elect this alternative, you will be deemed to have simultaneously exercised the SARs and to have sold a number of those common shares with a value equal to the taxes due. When the transaction is complete, the balance of the common shares will be transferred to you.

      EXERCISE AND HOLD: If you elect this alternative, you must pay the related taxes (in cash, a cash equivalent or in common shares of the Company having a value equal to the taxes due and which you have owned for at least six months before the exercise date). When the transaction is complete, you will receive whole common shares of the Company.

Before exercising your SARs, you should read the "Federal Income Tax" section of the Prospectus to ensure you understand the federal income tax effect of exercising your SARs and of the exercise method you choose.

If you do not elect one of these methods, we will apply the Combination Exercise method described above.

                           TAX TREATMENT OF YOUR SARS

The federal income tax treatment of your SARs is discussed in the Plan's Prospectus.

                                     *****

                          GENERAL TERMS AND CONDITIONS

YOU MAY FORFEIT YOUR SARS IF YOUR EMPLOYMENT ENDS

Normally, you may exercise your SARs after they vest and before the Expiration Date ([Expiration Date]). However, your SARs may be cancelled earlier than the Expiration Date if you terminate employment before [Vesting Date].

      [a]   If your employment is terminated for "cause" (as defined in the
      Plan), the SARs will expire on the date your employment ends; or

      [b]   If you terminate employment because you [I] die or [II] become disabled (as defined in the Plan), the SARs will expire on the earlier of the Expiration Date or 12 months after you terminate; or

      [c]   If you terminate employment after reaching either [I] age 55 and completing at least 10 years of employment or [II] age 62 regardless of your years of service, the SARs will expire on the earlier of the Expiration Date or 12 months after you terminate; or

      [d]   If you terminate employment for any other reason, your SARs will expire on the earlier of the Expiration Date or 90 days after you terminate.

Note, it is your responsibility to keep track of when your SARs expire.

YOU MAY FORFEIT YOUR SARS IF YOU ENGAGE IN CONDUCT THAT IS HARMFUL TO THE COMPANY (OR ANY AFFILIATE OR SUBSIDIARY)

You also will forfeit any outstanding SARs and must return to the Company all common shares and other amounts you have received through the Plan if, without our consent, you do any of the following within 180 days before and 730 days after terminating employment:

      [a]   You serve (or agree to serve) as an officer, director, consultant or employee of any proprietorship, partnership, corporation or other entity or become the owner of a business or a member of a partnership that competes with any portion of the Company's (or any Affiliate's or Subsidiary's) business with which you have been involved any time within five years before termination of employment or render any service (including, without limitation, advertising or business consulting) to entities that compete with any portion of the Company's (or any Affiliate's or Subsidiary's) business with which you have been involved any time within five years before termination of employment;

      [b]   You refuse or fail to consult with, supply information to or otherwise cooperate with the Company or any Affiliate or Subsidiary after having been requested to do so;

      [c]   You deliberately engage in any action that the Company concludes has caused substantial harm to the interests of the Company or any Affiliate or Subsidiary;

      [d]   On your own behalf or on behalf of any other person, partnership, association, corporation or other entity, you solicit or in any manner attempt to influence or induce any employee of the Company or any Affiliate or Subsidiary to leave the Company's or any Affiliate's or Subsidiary's employment or use or disclose to any person, partnership, association, corporation or other entity any information obtained while an employee of the Company or any Affiliate or Subsidiary concerning the names and addresses of the Company's or any Affiliate's or Subsidiary's employees;

      [e]   You disclose confidential and proprietary information relating to the Company's or any Affiliate's or Subsidiary's business affairs ("Trade Secrets"), including technical information, product information and formulae, processes, business and marketing plans, strategies, customer information and other information concerning the Company's or any Affiliate's or Subsidiary's products, promotions, development, financing, expansion plans, business policies and practices, salaries and benefits and other forms of information considered by the Company or any Affiliate or Subsidiary to be proprietary and confidential and in the nature of Trade Secrets;

      [f]   You fail to return all property (other than personal property), including keys, notes, memoranda, writings, lists, files, reports, customer lists, correspondence, tapes, disks, cards, surveys, maps, logs, machines, technical data, formulae or any other tangible property or document and any and all copies, duplicates or reproductions that you have produced or received or have otherwise been submitted to you in the course of your employment with the Company or any Affiliate or Subsidiary; or

      [g]   You engaged in conduct that the Committee (as defined in the Plan)
      reasonably concludes would have given rise to a termination for "cause" (as defined in the Plan) had it been discovered before you terminated employment.

YOUR SARS MAY VEST EARLIER THAN DESCRIBED ABOVE. Normally, your SARs will vest only in the circumstances described above. However, if there is a "Change in Control" (as defined in the Plan), your SARs may vest earlier. You should read the Plan and the Prospectus carefully to ensure that you understand how this may happen.

RIGHTS BEFORE YOUR SARS ARE EXERCISED: You may not vote, or receive any dividends associated with, the common shares underlying your SARs.

BENEFICIARY DESIGNATION: You may name a beneficiary or beneficiaries to receive or to exercise any vested SARs that are unexercised when you die. This may be done only on the attached Beneficiary Designation Form and by following the rules described in that Form. The Beneficiary Designation Form need not be completed now and is not required as a condition of receiving your Award. If you die without completing a Beneficiary Designation Form or if you do not complete that Form correctly, your beneficiary will be your surviving spouse or, if you do not have a surviving spouse, your estate.

TRANSFERRING YOUR SARS: Normally your SARs may not be transferred to another person. However, you may complete a Beneficiary Designation Form to name the person who may exercise your SARs if you die before their Expiration Date. Also, the Committee may allow you to place your SARs into a trust established for your benefit or for the benefit of your family. Contact [Third Party Administrator] at [TPA Telephone Number] or at the address given below if you are interested in doing this.

GOVERNING LAW: This Award Agreement will be construed in accordance with and governed by the laws of the United States and of the State of Ohio (other than laws governing conflicts of laws).

OTHER AGREEMENTS: Also, your SARs will be subject to the terms of any other written agreements between you and the Company or any Affiliate or Subsidiary to the extent that those other agreements do not directly conflict with the terms of the Plan or this Award Agreement.

ADJUSTMENTS TO SARS: Your SARs will be adjusted, if appropriate, to reflect any change to the Company's capital structure (e.g., the number of your SARs and the Exercise Price will be adjusted to reflect a stock split).

OTHER RULES: Your SARs also are subject to more rules described in the Plan and in the Plan's Prospectus. You should read both of these documents carefully to ensure you fully understand all the terms and conditions of the grant of SARs made to you under this Award Agreement.

                                     *****

You may contact [Third Party Administartor] at [TPA Telephone Number] or at the address given below if you have any questions about your Award or this Award Agreement.

                     YOUR ACKNOWLEDGMENT OF AWARD CONDITIONS

Note: You must sign and return a copy of this Award Agreement to [Third Party Administrator] at the address given below no later than [30 Days Post Grant Date].

By signing below, I acknowledge and agree that:

      -     A copy of the Plan has been made available to me;

      -     I have received a copy of the Plan's Prospectus;

      - I understand and accept the conditions placed on my Award and understand what I must do to earn my Award;

      - I will consent (in my own behalf and in behalf of my beneficiaries and without any further consideration) to any necessary change to my Award or this Award Agreement to comply with any law and to avoid paying penalties under Section 409A of the Internal Revenue Code, even if those changes affect the terms of my Award and reduce their value or potential value; and

      - If I do not return a signed copy of this Award Agreement to the address shown below on or before [30 Days Post Grant Date], my Award will be forfeited and I will not be entitled to receive anything on account of this Award.

[Grantee's Name]                        THE SCOTTS MIRACLE-GRO COMPANY

By: __________________________          By: ___________________________


Date signed: _________________          Name: _________________________

                                        Title: ________________________

                                        Date signed: __________________

A signed copy of this Award Agreement must be sent to the following address no later than [30 Days Post Grant Date]:

           [Third Party Administrator]
           Attention: [TPA Contact's Name]
           [Contact's Address]

           [TPA Telephone Number]

After it is received, The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan Committee will acknowledge receipt of your signed Award Agreement.

                         THE SCOTTS MIRACLE-GRO COMPANY
                          2006 LONG-TERM INCENTIVE PLAN

             STOCK SETTLED STOCK APPRECIATION RIGHT EXERCISE NOTICE

          AFFECTING STOCK SETTLED STOCK APPRECIATION RIGHTS GRANTED TO
                        [GRANTEE'S NAME] ON [GRANT DATE]

Additional copies of this Stock Appreciation Right Exercise Notice (and any further information you may need about this Exercise Notice or exercising your
SARs) available from [Third Party Administrator] at the address given below.

By completing this Exercise Notice and returning it to [Third Pary Administrator] at the address given below, I elect to exercise the SARs described below:

NOTE: You must complete a separate Stock Appreciation Right Exercise Notice each time you exercise SARs granted under each Award Agreement (e.g., if you are exercising 200 SARs granted January 1, 2007 and 100 SARs granted January 1, 2008 under a separate award agreement, you must complete two Stock Appreciation Right Exercise Notices, one for each set of SARs being exercised).

AFFECTED SARS: This exercise relates to the following SARs (fill in the blanks):

         GRANT DATE:  [GRANT DATE]

         NUMBER OF SARS BEING EXERCISED WITH THIS EXERCISE NOTICE:
         _____________________

PAYMENT OF TAXES: I have decided to exercise my SARs (and to pay the taxes related to this exercise) by (check one):

NOTE:  These methods are described in the Award Agreement.

         ____     Combination Exercise.

         ____     Exercise and Hold.

Note:

     o If you select the Exercise and Hold method of exercise, you must also follow one of the procedures described in the Award Agreement to pay the taxes related to this exercise. You should contact [Third Party Administrator] at the address given below to find out the amount of these taxes.

     o If you select the Combination Exercise method of exercise, you should contact [Third Party Administrator] at the address given below to be sure you understand how your choice will affect the number of common shares of the Company you will receive.

                   YOUR ACKNOWLEDGEMENT OF EFFECT OF EXERCISE

By signing below, I acknowledge and agree that:

     o I fully understand the effect (including the investment effect) of exercising my SARs and buying common shares of the Company and understand that there is no guarantee that the value of these shares common will appreciate or will not depreciate;

     o This Exercise Notice will have no effect if it is not returned to [Third Party Administrator] at the address given below before the Expiration Date specified in the Award Agreement under which these SARs were granted; and

     o Any common shares of the Company I am acquiring by completing and returning this Exercise Notice will be issued to me as soon as administratively practicable.

[Grantee's Name]

_____________________________________________
(signature)

Date signed: ________________________________

A signed copy of this Stock Appreciation Right Exercise Notice must be sent to the following address no later than the Expiration Date:

                  [Third Party Administrator]
                  Attention: [TPA Contact's Name]
                  [Contact's Address]

                  [TPA Telephone Number]

                                      *****

                           ACKNOWLEDGEMENT OF RECEIPT

A signed copy of this Stock Appreciation Right Exercise Notice was received on:
_______________________.

[Grantee's Name]:

         _____   Has effectively exercised the SARs described in this Notice; or

         _____ Has not effectively exercised the SARs described in this Notice because

         _________________________________________________
         describe deficiency

The Scotts Company 2006 Long-Term Incentive Plan Committee

By:      __________________________________

Date:    __________________________________

Note: Keep a copy of this Exercise Notice as part of the Plan's permanent records.

                                     *****

                      COMMITTEE'S ACKNOWLEDGMENT OF RECEIPT

A signed copy of this Award Agreement was received on ______________.

By:  _________________________

[Grantee's Name]

      _____ Has complied with the conditions imposed on the grant and the Award Agreement remains in effect; or

      _____ Has not complied with the conditions imposed on the grant and the [Name of Award(s)] are forfeited because
      ________________________________________________________________. describe deficiency

The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan Committee

By: ________________________________

Date: ______________________________

NOTE: Send a copy of this completed Award Agreement to [Grantee's Name] and keep a copy as part of the Plan's permanent records.

                         THE SCOTTS MIRACLE-GRO COMPANY
                          2006 LONG-TERM INCENTIVE PLAN

                          BENEFICIARY DESIGNATION FORM
                  RELATING TO [FORM OF AWARD] AWARD GRANTED TO
                        [GRANTEE'S NAME] ON [GRANT DATE]

       1.00 INSTRUCTIONS FOR COMPLETING THIS BENEFICIARY DESIGNATION FORM

You may use this Beneficiary Designation Form to [1] name the person you want to receive any amount due under The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan after your death or [2] change the person who will receive these benefits.

There are several things you should know before you complete this Beneficiary Designation Form.

FIRST, if you do not elect another beneficiary, any amount due to you under the Plan when you die will be paid to your surviving spouse or, if you have no surviving spouse, to your estate.

SECOND, your election will not be effective (and will not be implemented) unless you complete all applicable portions of this Beneficiary Designation Form and return it to [Third Party Administrator] at the address given below.

THIRD, all elections will remain in effect until they are changed (or until all death benefits are paid).

FOURTH, if you designate your spouse as your beneficiary but are subsequently divorced from that person (or your marriage is annulled), your beneficiary designation will be revoked automatically.

FIFTH, if you have any questions about this Beneficiary Designation Form or if you need additional copies of this Form, please contact [Third Party Administrator] at [TPA Telephone Number] or at the address or number given below.

                         1.00 DESIGNATION OF BENEFICIARY

1.01     PRIMARY BENEFICIARY:

I designate the following person(s) as my Primary Beneficiary or Beneficiaries to receive any amount due after my death under the terms of the Award Agreement described at the top of this Beneficiary Designation Form. This benefit will be paid, in the proportion specified, to:

         ______% to _______________________________________________________
                                    (Name)                (Relationship)

         Address: _________________________________________________________

         ______% to ______________________________________________________
                                    (Name)                 (Relationship)

         Address: _________________________________________________________

         ______% to _______________________________________________________
                                    (Name)                 (Relationship)

         Address: _________________________________________________________

         ______% to _______________________________________________________
                                    (Name)                 (Relationship)

         Address: _________________________________________________________

1.02     CONTINGENT BENEFICIARY

If one or more of my Primary Beneficiaries die before I die, I direct that any amount due after my death under the terms of the Award described at the top of this Beneficiary Designation Form:

      _____ Be paid to my other named Primary Beneficiaries in proportion to the allocation given above (ignoring the interest allocated to the deceased Primary Beneficiary); or

      _____ Be distributed among the following Contingent Beneficiaries:

      ______% to _______________________________________________________
                                (Name)              (Relationship)

      Address: _________________________________________________________

      ______% to _______________________________________________________
                              (Name)                (Relationship)

      Address: _________________________________________________________

      ______% to _______________________________________________________
                                 (Name)             (Relationship)

      Address: _________________________________________________________

      ______% to _______________________________________________________
                                    (Name)          (Relationship)

      Address: _________________________________________________________

Elections made on this Beneficiary Designation Form will be effective only after this Form is received by [Third Party Administrator] and only if it is fully and properly completed and signed.

[Grantee's Name]

Date of Birth: _______________________________________________

Address: _____________________________________________________

______________________________________________________________

Sign and return this Beneficiary Designation Form to [Third Party Administrator] at the address given below.

_____________________                   _________________________________
Date                                                 Signature

Return this signed Beneficiary Designation Form to [Third Party Administrator] at the following address:

           [Third Party Administrator]
           Attention: [TPA Contact's Name]
           [Contact's Address]

           [TPA Telephone Number]

Received on: __________________

By: __________________________